UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 8, 2006

HOST HOTELS & RESORTS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-25087	52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6903 Rockledge Drive

Suite 1500

Bethesda, Maryland 20817

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events

Host Hotels & Resorts, L.P. deems the following information to be of importance to its partners.

On September 8, 2006, Host Hotels & Resorts, L.P. sold the Detroit Marriott Livonia for approximately $21 million. Additionally, on August 21, 2006, the Partnership entered into a definitive binding agreement to sell the Mountain Shadows Resort and Golf Club for $42 million. Accordingly, this property has been classified as an “asset held-for-sale” on September 8, 2006. In accordance with Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the Partnership reported the results of these hotels as discontinued operations in its Form 10-Q for the quarter ended September 8, 2006. The Partnership had previously revised the financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission (“SEC”) on March 10, 2006 to reflect the sale of three properties that were sold during the first two quarters of 2006. Those financial statements, which were filed on Form 8-K on June 16, 2006, have been updated to include the sale of the Detroit Marriott Livonia and the classification of the Mountain Shadows Resort and Golf Club as an asset held-for-sale. Additionally, the current notes to the financial statements and management discussion and analysis of financial condition have also been revised to provide additional disclosure regarding subsequent acquisitions and financings, including the acquisition of 28 properties from Starwood Hotel & Resorts Worldwide, Inc., the issuance of $800 million 6 3/4% Series P senior notes, and other transactions. The following information (which is attached as exhibits hereto and incorporated by reference herein), which was originally presented in the Partnership’s Annual Report on Form 10-K has been revised to reflect all of the above transactions.

•	Selected Financial Data for the five years ended December 31, 2005;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) for the three fiscal years ended December 31, 2005;

•	Revised Consolidated Financial Statements as of and for the three fiscal years ended December 31, 2005; and

•	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2005.

Investors are cautioned that the MD&A presented herein has been revised to reflect the effect on the Company’s MD&A for the transactions noted above and other events subsequent to March 10, 2006, the filing date of our Form 10-K. The MD&A presented herein has no other changes to the MD&A previously presented in the Company’s 2005 Annual Report on Form 10-K. Therefore, it does not purport to update the MD&A included in the Company’s Annual Report on Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than these transactions. Investors should read the information contained in this current report together with the other information contained in the Company’s 2005 Annual Report on Form 10-K filed on March 10, 2006, the Company’s Form 10-Q for the quarter ended September 8, 2006 filed with the SEC on October 16, 2006, and other information filed with, or furnished to, the SEC after March 10, 2006.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit No.

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Results of Operations and Financial Condition

99.3	Consolidated financial statements as of December 31, 2005 and 2004 and for the three years ended December 31, 2005

99.5	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

Date: October 16, 2006	/s/ HOST HOTELS & RESORTS, INC.
Host Hotels & Resorts, Inc. Its General Partner

/s/ Larry K. Harvey
Larry K. Harvey Senior Vice President, Chief Accounting Officer of Host Hotels & Resorts, Inc.

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